Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                              18 O.K. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Genesis Technology Group, Inc. on Form 10-KSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof, I, Gary Wolfson, Chief Executive Officer of the Company, certify, pursuant to 18 O.K. sis. 1350, as adopted pursuant to sis. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

January 13, 2006

/S/ Gary Wolfson
----------------
Gary Wolfson,
Chief Executive Officer